UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2024

Next Technology Holding Inc.

(formerly known as “WeTrade Group Inc.”)

(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000.

+86- 158 2117 2322

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXTT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On April 8, 2024, the Board of Directors (“the Board”) of Next Technology Group Inc. (the “Company”) approved the issuance of an aggregate of 411,280 shares of Common Stock of the Company to several professional parties in relation to the outstanding and unpaid professional fees owed to these parties in the total amount of US$1,974,140. The issuance was valued at US$1,974,140, based on a price of US$4.80 per share (the average price over the last 10 trading days).

Item 8.01 Other Events.

On April 10, 2024, Next Technology Group Inc. (the “Company”) was informed by its company secretary that the directorship of VDao Technology Limited (“VDao”) had been changed from Mr. Wei Hechun to Ms. Wang Jianshuang and Ms. Liu Yujie on November 14, 2023. VDao is the Company’s wholly owned subsidiary registered in Hong Kong. This change in directorship was unauthorized and potentially involved the use of forged documents. At the same time, the Company has been also informed that a portion of VDao's shares were transferred without authorization by its former director, Mr. Dai Zheng. Furthermore, the Company has been informed that the unauthorized parties attempted to access and withdraw the fund from the Company’s bank account.

If any of the above incidents are true,the individuals involved may be subject to both civil and criminal liability. The Company has instructed the bank to freeze the bank account of VDao to prevent any further misappropriation of the Company’s funds. The Company will continue to investigate the aforementioned potential infringement and actively assert its rights by pursuing the civil and criminal liability of the responsible party.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Next Technology Holding Inc.

By:	/s/ Liu Wei Hong
Name:	Wei Hong Liu
Title:	Chief Executive Officer

Dated: April 11, 2024